EFFECTIVE AUGUST 23RD, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 10, 2005

Spectrum Control, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-8796	25-1196447

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8031 Avonia Road; Fairview, Pennsylvania		16415

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (814) 474-2207

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure (Pursuant to “Item 2.02 Results of Operations and Financial Condition”)

The following information intended to be furnished under “Item 2.02 Results of Operations and Financial Condition,” is instead furnished under “Item 7.01 Regulation FD Disclosure.”  The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On January 10, 2005, Spectrum Control, Inc. held an earnings conference call to discuss its results of operations for the fourth quarter and fiscal year ended November 30, 2004.  A transcript of the contents of the conference call is furnished with this Form 8-K as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SPECTRUM CONTROL, INC.

(Registrant)

Date: January 14, 2005	By:	/s/ JOHN P. FREEMAN

(Signature)
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Spectrum Control, Inc. Q4 2004 Earnings Call January 10, 2005